UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada		89169
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 26, 2008, Pinnacle Entertainment, Inc. (“Pinnacle”) won partial summary judgment against Allianz Global Risks US Insurance Company and RSUI Indemnity Company, the remaining defendant insurance carriers in Pinnacle’s pending lawsuit relating to the damage to its former casino in Biloxi, Mississippi and its Boomtown New Orleans casino in Harvey, Louisiana caused by Hurricane Katrina. The Order of the United States District Court for the District of Nevada is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Order of the United States District Court for the District of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: April 4, 2008	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Order of the United States District Court for the District of Nevada